WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JANUARY 5, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED SEPTEMBER 30, 2014, OF

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

The section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted in its entirety and replaced by the following:

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte Ltd in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Asset Japan”). References to “the subadviser” include each applicable subadviser.

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Gordon Brown (Portfolio Manager), Andrew Cormack (Portfolio Manager), Andrew Belshaw (Head of Investment Management, London) and Chris Orndorff (Portfolio Manager). Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Brown, Cormack, Belshaw and Orndorff have been part of the portfolio management team for the fund since 2012. These investment professionals work together with a broader investment management team.

Please retain this supplement for future reference.

WASX108809